Richard B. Fisher

President

Federated Adjustable Rate U.S. Government Fund, Inc.

President's Message

Dear Shareholder:

Federated Adjustable Rate U.S. Government Fund, Inc. was created in 1991, and I am pleased to present its ninth Annual Report. This fund invests primarily in short-term adjustable-rate securities issued by agencies of the U.S. government and in other types of U.S. government securities. These issues have historically higher yields than short-term money market instruments and are, of course, subject to interest rate movements.1

On February 29, 2000, approximately 97% of the fund's $109 million in net assets were invested in U.S. government mortgage-backed securities, with the remainder invested in a U.S. Treasury security and repurchase agreements. The fund maintained its AAAf rating by Standard & Poor's, the highest quality rating available for a mutual fund.2

Shareholders have received generous monthly income from the fund's conservative portfolio of adjustable-rate mortgage-backed securities with durations of 1.50 to 1.75 years.

This report covers the 12-month reporting period from March 1, 1999 through February 29, 2000. It begins with an interview with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. She offers her views on today's interest rate environment, fund performance and the fund's investments in U.S. government securities. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's adjustable-rate securities, and third is the publication of the fund's financial statements.

1 Unlike money market funds, which strive to maintain a stable $1.00 share price, the share price of the fund will fluctuate in value.

2 An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. This rating, however, does not remove market risks. Ratings are subject to change.

During the 12-month reporting period covered by this report, the actions of the Federal Reserve Board ("Fed") have caused all bond prices to decline, as Chairman Alan Greenspan directed a series of interest rate increases to cool the economy based on his fears of inflation. The fund's monthly income distributions totaled $0.46 per share during the reporting period, and the share price performance was consistent with the fund's goal of minimizing declines in rising rate environments. Despite the constantly rising rate environment, the share price declined by a modest $0.10 over the 12-month reporting period, much less than longer maturity bond funds have experienced. The share price stood at $9.43 on the first day of the reporting period and $9.33 on the last day. The fund's total return performance during the reporting period was 3.89% based on net asset value,3 and on February 29, 2000, the 30-day SEC yield was 5.34%, as compared to 5.35% a year earlier.

Thank you for participating in Federated Adjustable Rate U.S. Government Fund, Inc. as a conservative way to pursue investment income. I ask that you consider the advantages of adding to your account on a regular basis and reinvesting your monthly dividends. As always, we welcome your comments and questions.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
April 15, 2000

3 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's one-year total return as of February 29, 2000, reflecting the 1.00% contingent deferred sales charge, was 2.90%.

Kathy Foody-Malus

Vice President

Federated Investment Management Company

Investment Review

What are your comments on the fund's fiscal year, which was punctuated by an exceptionally strong U.S. economy and a steadily rising rate environment?

The U.S. economy has been experiencing the longest period of continuous growth in its history. At 107 months in February, this expansion surpasses the record set during the Vietnam War years of 1961-1969. The expansion has shown no sign of stopping or even slowing down. During the fund's fiscal year, the economic data showed a continuation of a booming domestic economy in spite of five interest rate hikes by the Fed. The Fed's policymakers continued to be quite vocal about the need to slow the astonishing strength of growth in the U.S. economy to a slower pace. Fed Chairman Alan Greenspan talked about the need for additional tightening during his February Humphrey-Hawkins testimony. He argued that the economy was growing faster than its potential, fueled by the gains in wealth from the equity market. Fed policymakers followed through at the March 21, 2000 Federal Open Market Committee meeting with a 25 basis point increase. The number of future Fed tightening moves to come is viewed as an unknown at this time.

During the reporting period, interest rates increased on average by 140 basis points. For example, the two-year Treasury note went from a yield of 5.13% at the beginning of the period to 6.53%. Concerns over rising commodity prices combined with a pickup in global growth offered investors reasons to sell Treasury securities.

The shape of the Treasury yield curve also changed dramatically over the fund's fiscal reporting period. The yield spread narrowed between the 1-year and 10-year Treasury from 43 basis points to 19 basis points as the fiscal year ended. The other phenomenon has been the inversion of the yield curve between 5-year and 30-year Treasurys. (An inverted yield curve occurs when shorter maturity securities yields are higher than longer-maturity securities.) The yield curve inversion is the result of a structural shift in the issuance of Treasury securities, and the Fed's desire to slow growth, defend against inflation, and temper the stock market's rise.

The high interest rate environment has dramatically lessened the incentive for homeowners to refinance their loans. What does that mean to shareholders, and how have you structured the fund's portfolio?

News headlines over the past year have highlighted the fact that fixed mortgage rates have increased dramatically. The 2% increase in fixed rates from the lows seen in October 1998 has dampened the appeal of fixed rate mortgages for homeowners. The tradeoff has been an increase in the attractiveness of lower cost adjustable rate financing. As interest rates increase, borrowers prefer "cheaper" adjustable rate financing, driving up origination of adjustable rate mortgages versus fixed rate mortgages. Currently, the percentage of adjustable rate mortgages being originated is 50% of all mortgage loans. The last time this percentage was that high occurred during the previous round of Fed tightenings in 1994.

Consequently, higher fixed mortgage rates have reduced the incentive for homeowners to prepay on their mortgage loans. The Mortgage Bankers Association's Refinancing Index, a key indicator that measures the number of homeowners refinancing their mortgages, declined during the reporting period by 77%.

During the last 12 months, the fund increased its exposure to the adjustable rate market to 80%. The other 20% of the portfolio utilized a variety of fixed rate, short duration securities throughout the fiscal year. The securities favored included U.S. Treasurys with 2-year maturities, short average life collateralized mortgage obligations, and 15-year higher coupon mortgage securities. The overall portfolio structure has benefited shareholders as these assets have performed extremely well even with interest rates moving higher.

How did Federated Adjustable Rate U.S. Government Fund, Inc. perform for shareholders in terms of income and total return during its fiscal year?

The fund paid a monthly dividend stream totaling $0.46 per share over the 12-month reporting period from March 1, 1999 through February 29, 2000. The fund's 30-day SEC yield on February 29, 2000 was 5.34%. The fund's total return for the period, based on net asset value, was 3.89%,1 compared to the average 4.57% return of all adjustable rate mortgage funds tracked by Lipper Analytical Services.2 The Merrill Lynch 1-Year Treasury Note Index and Merrill Lynch 2-Year Treasury Note Index produced total returns of 4.41% and 2.78%, respectively.3

How were the assets of the fund allocated among different types of mortgage-backed securities at the end of the reporting period?

As of February 29, 2000, the fund's portfolio was primarily invested in the following types of issues:

Government National Mortgage Association (GNMA) Maturity Range: 3/15/2010 to 4/16/2029	37.1%
Federal Home Loan Mortgage Corporation (FHLMC) Maturity Range: 4/1/2015 to 4/1/2029	36.7%
Federal National Mortgage Association (FNMA) Maturity Range: 12/1/2010 to 5/1/2036	23.0%
U.S. Treasury Note	1.6%

Do you see any signs that could signal a change in the economy and rate environment for the remainder of 2000, or could we remain on a course of economic growth and rising rates?

Most economic statistics have remained strong in early 2000, with the notable exception of home sales. Real inflation-adjusted Gross Domestic Product growth in the first quarter now appears to be between 4% and 5% due to rebounding computer activity and accelerated federal income tax refunds. The economic expansion should begin to moderate as we move into the second and third quarters of 2000. Contributing factors should be higher mortgage rates versus last year, reduced stock market wealth effects on consumption, and the negative purchasing power effects of higher oil prices. We believe the combination of these factors should slow the economy moving forward, and thus, investors will be looking at lower bond yields by year end.

1 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return for the period reflecting the 1.00% contingent deferred sales charge was 2.90%.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

3 The Merrill Lynch 1-Year and 2-Year Treasury Note Indexes comprise the most recently issued 1-year and 2-year Treasury notes, respectively. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. These indexes are unmanaged, and actual investments cannot be made in an index.

Last Meeting of Shareholders

A Special Meeting of shareholders of Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") was held on June 30, 1999 and adjourned to September 10, 1999. On April 15, 1999, the record date for shareholders voting at the meeting, there were 14,417,097.589 total outstanding shares. The following items were approved by shareholders of the Fund at the June 30, 1999 meeting:

AGENDA ITEM 1

To elect Directors:1

	Shares Voted For	Shares Withheld
Thomas G. Bigley	6,751,783	117,173
Nicholas P. Constantakis	6,760,794	108,162
John F. Cunningham	6,766,971	101,985
J. Christopher Donahue	6,771,596	97,360
Charles F. Mansfield, Jr.	6,773,667	95,289
John E. Murray, Jr., J.D., S.J.D.	6,773,667	95,289
John S. Walsh	6,773,667	95,289

1 The following Directors of the Fund continued their terms as Directors: John F. Donahue, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter Madden, and Marjorie P. Smuts.

AGENDA ITEM 2

To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
6,693,260	31,867	143,829

The following items were approved by shareholders of the Fund at the September 10, 1999 meeting:

AGENDA ITEM 3

To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy with regard to diversification of its investments. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(e) To approve amending the Fund's fundamental policy regarding underwriting securities. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(f) To approve amending the Fund's fundamental policy regarding lending by the Fund. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(g) To approve amending the Fund's fundamental policy regarding permissible investments. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(h) To approve amending and making nonfundamental the Fund's fundamental investment policy regarding buying securities on margin. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(i) To approve amending and making nonfundamental the Fund's fundamental investment policy regarding pledging assets. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(j) To approve eliminating the Fund's fundamental investment policy on investing in restricted securities, and to amend, and to make nonfundamental, the Fund's fundamental investment policy regarding investing in illiquid securities. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(k) To approve amending and making nonfundamental the Fund's fundamental investment policy regarding investing in other investment companies. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(l) To approve making nonfundamental the Fund's fundamental investment policy regarding collateralized mortgage obligations. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(m) To approve making nonfundamental the Fund's fundamental investment policy regarding dollar roll transactions. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(n) To approve making nonfundamental the Fund's fundamental investment policies regarding securities lending activities. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(o) To approve making nonfundamental the Fund's fundamental investment policies regarding repurchase agreement transactions. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(p) To approve making nonfundamental the Fund's fundamental investment policy regarding reverse repurchase agreement transactions. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(q) To approve making nonfundamental the Fund's fundamental investment policy regarding investments in stripped mortgage securities. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

(r) To approve amending and making nonfundamental the Fund's fundamental investment policy regarding when-issued and delayed delivery transactions. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,040,601	392,790	652,258

AGENDA ITEM 4

To remove certain of the Fund's fundamental investment policies:

(a) To eliminate the Fund's fundamental investment policy on investing in oil, gas and minerals. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
6,972,210	417,840	695,599

(b) To eliminate the Fund's fundamental investment policy on investing in issuers whose securities are owned by officers and Board members. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
6,972,210	417,840	695,599

(c) To eliminate the Fund's fundamental investment policy on investing in securities of new issuers. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
6,972,210	417,840	695,599

(d) To eliminate the Fund's fundamental investment policy on selling securities short. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
6,972,210	417,840	695,599

(e) To eliminate the Fund's fundamental investment policy regarding trading portfolio securities. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
6,972,210	417,840	695,599

(f) To eliminate the Fund's fundamental investment policy regarding temporary investments. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
6,972,210	417,840	695,599

AGENDA ITEM 5

To approve an amendment and restatement to the Fund's Articles of Incorporation to require the approval by a "1940 Act" majority of shareholders in the event of the sale or conveyance of the assets of the Fund to another fund or corporation. The results of shareholders voting were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained
7,253,134	301,541	530,974

Two Ways You May Seek to Invest for Success:

RESULTS OF A $9,000 INVESTMENT

If you made an initial investment of $9,000 in Federated Adjustable Rate U.S. Government Fund, Inc. on 7/25/91, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $13,245 on 2/29/00. You would have earned a 4.60% average annual total return for the investment life span.1

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/00, the fund's average annual 1-year, 5-year and since inception (7/25/91) total returns were 2.73%, 5.14% and 4.60%, respectively.1

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% contingent deferred sales charge. A contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for eight years (reinvesting all dividends and capital gains) grew to $11,133.

With this approach, the key is consistency.

If you had started investing $1,000 annually in Federated Adjustable Rate U.S. Government Fund, Inc. on 7/25/91, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $9,000, but your account would have reached a total value of $11,1331 by 2/29/00. You would have earned an average annual total return of 4.59%.

A practical investment plan helps you pursue current income from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for Growth

Nine years ago, in July 1991, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose Federated Adjustable Rate U.S. Government Fund, Inc. because it invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America.1

The Laughlins' account totaled $147,163 as of 2/29/00 for an average annual total return of 4.60%.2

[Graphic Representation Omitted - See Appendix]

1 Fund shares are not guaranteed, and their value will fluctuate with market conditions.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Federated Adjustable Rate U.S. Government Fund, Inc.

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") from July 25, 1991 (start of performance) to February 29, 2000, compared to the Lipper Adjustable Rate Mortgage Funds Average ("LARMFA"),2 the Merrill Lynch 1-Year Treasury Index ("ML1YRTI"),3 and the Merrill Lynch 2-Year Treasury Index ("ML2YRTI").3

Average Annual Total Return[4] for the Period Ended February 29, 2000
1 Year	2.90%
5 Year	5.20%
Start of Performance (7/25/91)	4.60%

[Graphic Representation Omitted - See Appendix]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LARMFA, ML1YRTI and ML2YRTI have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LARMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 The ML1YRTI and the ML2YRTI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged, and investments cannot be made in an index.

4 Total returns quoted reflect the contingent deferred sales charge.

Portfolio of Investments

FEBRUARY 29, 2000

Principal Amount			Value
		LONG-TERM OBLIGATIONS--98.4%
		Federal Home Loan Mortgage Corp. ARM--30.8%
$32,545,868		6.756% - 7.008%, 4/1/2018 - 4/1/2029	$33,538,943

		Federal Home Loan Mortgage Corp. REMIC--1.9%
2,125,000		Series 1732-G, 6.500%, 4/15/2020	2,092,764

		Federal Home Loan Mortgage Corp.--4.0%
4,389,994	[1]	7.500%, 4/1/2015	4,394,120

		Federal National Mortgage Association ARM--16.8%
18,189,173		5.916% - 6.984%, 7/1/2018 - 5/1/2036	18,253,822

		Federal National Mortgage Association REMIC--1.0%
1,046,000		Series 1994-60-PE, 6.750%, 11/25/2020	1,035,697

		Federal National Mortgage Association--5.2%
5,541,947		8.000% - 12.250%, 12/1/2010 -- 12/1/2029	5,708,807

		Government National Mortgage Association ARM--29.0%
31,636,987		5.000% - 7.125%, 3/20/2017 -- 1/20/2030	31,633,309

		Government National Mortgagee Association REMIC--1.4%
1,500,000		Series 1999-30-PF, 6.380%, 4/16/2029	1,513,058

		Government National Mortgage Association--6.7%
6,672,275		8.500% - 12.000%, 3/15/2010 -- 1/15/2030	7,284,371

		U.S. Treasury Note--1.6%
1,750,000		6.125%, 12/31/2001	1,737,575

		TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $107,850,227)	107,192,466

		REPURCHASE AGREEMENTS--5.2%[2]
1,225,000		ABN AMRO, Inc., 5.860%, dated 2/29/2000, due 3/1/2000	1,225,000
4,380,000	[3,4]	Goldman Sachs Group, LP, 5.760%, dated 2/16/2000, due 3/20/2000	4,380,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	5,605,000

		TOTAL INVESTMENTS (IDENTIFIED COST $113,455,227)[5]	$112,797,466

1 Indicates securities subject to dollar roll transactions.

2 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the credit worthiness of the issuer is downgraded.

4 Securities held as collateral for future dollar roll transactions.

5 The cost of investments for federal tax purposes amounts to $113,455,227. The net unrealized depreciation of investments on a federal tax basis amounts to $657,761 which is comprised of $378,755 appreciation and $1,036,516 depreciation at February 29, 2000.

Note: The categories of investments are shown as a percentage of net assets ($108,918,427) at February 29, 2000.

The following acronyms are used throughout this portfolio:

ARM	--Adjustable Rate Mortgage
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 29, 2000

Assets:
Total investments in securities, at value (identified and tax cost $113,455,227)		$112,797,466
Cash		376
Income receivable		1,107,111
Receivable for shares sold		46,009

TOTAL ASSETS		113,950,962

Liabilities:
Payable for shares redeemed	$440,010
Income distribution payable	167,274
Payable for dollar roll transactions	4,364,143
Accrued expenses	61,108

TOTAL LIABILITIES		5,032,535

Net assets for 11,679,474 shares outstanding		$108,918,427

Net Assets Consist of:
Paid-in capital		152,944,837
Net unrealized depreciation of investments		(657,761)
Accumulated net realized loss on investments		(43,459,509)
Undistributed net investment income		90,860

TOTAL NET ASSETS		$108,918,427

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share ($108,918,427 ÷ 11,679,474 shares outstanding)		$9.33

Redemption Proceeds Per Share (99.00/100 of $9.33)[1]		$9.24

1 See "What Do Shares Cost" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED FEBRUARY 29, 2000

Investment Income:
Interest (net of dollar roll expense of $93,519)			$7,120,832

Expenses:
Investment adviser fee		$738,126
Administrative personnel and services fee		125,000
Custodian fees		21,051
Transfer and dividend disbursing agent fees and expenses		126,208
Directors'/Trustees' fees		13,470
Auditing fees		17,019
Legal fees		6,841
Portfolio accounting fees		60,440
Distribution services fee		307,552
Shareholder services fee		307,552
Share registration costs		17,947
Printing and postage		39,669
Insurance premiums		3,339
Taxes		9,238
Miscellaneous		17,384

TOTAL EXPENSES		1,810,836

Waivers:
Waiver of investment adviser fee	$(243,057)
Waiver of distribution services fee	(295,250)
Waiver of shareholder services fee	(12,302)

TOTAL WAIVERS		(550,609)

Net expenses			1,260,227

Net investment income			5,860,605

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(647,735)
Net change in unrealized depreciation of investments			(496,075)

Net realized and unrealized loss on investments			(1,143,810)

Change in net assets resulting from operations			$4,716,795

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28 or 29	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,860,605	$8,012,249
Net realized gain (loss) on investments ($(533,376) and $135,710, respectively, as computed for federal tax purposes)	(647,735)	(39,240)
Net change in unrealized depreciation of investments	(496,075)	(1,414,222)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,716,795	6,558,787

Distributions to Shareholders:
Distributions from net investment income	(5,929,091)	(7,982,323)

Share Transactions:
Proceeds from sale of shares	6,419,693	3,063,993
Net asset value of shares issued to shareholders in payment of distributions declared	3,675,967	5,059,352
Cost of shares redeemed	(39,932,444)	(50,336,231)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(29,836,784)	(42,212,886)

Change in net assets	(31,049,080)	(43,636,422)

Net Assets:
Beginning of period	139,967,507	183,603,929

End of period (including undistributed net investment income of $90,860 and $159,346, respectively)	$108,918,427	$139,967,507

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended February 28 or 29	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 9.43	$ 9.52	$ 9.56	$ 9.55	$ 9.46
Income From Investment Operations:
Net investment income	0.46	0.48	0.53	0.52	0.54
Net realized and unrealized gain (loss) on investments	(0.10)	(0.09)	(0.04)	0.03	0.08

TOTAL FROM INVESTMENT OPERATIONS	0.36	0.39	0.49	0.55	0.62

Less Distributions:
Distributions from net investment income	(0.46)	(0.48)	(0.53)	(0.52)	(0.53)
Distributions in excess of net investment income[1]	-	-	-	(0.02)	-

Total distributions	(0.46)	(0.48)	(0.53)	(0.54)	(0.53)

Net Asset Value, End of Period	$ 9.33	$ 9.43	$ 9.52	$ 9.56	$ 9.55

Total Return[2]	3.89%	4.20%	5.25%	5.90%	6.77%

Ratios to Average Net Assets:

Expenses	1.02%	1.02%	1.10%	1.02%	1.02%

Net investment income	4.76%	5.03%	5.53%	5.42%	5.67%

Expense waiver/reimbursement[3]	0.45%	0.33%	0.28%	0.42%	0.34%

Supplemental Data:

Net assets, end of period (000 omitted)	$108,918	$139,968	$183,604	$224,447	$304,191

Portfolio turnover	65%	55%	67%	108%	144%

1 Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 29, 2000

ORGANIZATION

Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income with volatility of principal which is lower than investment companies investing primarily in fixed-rate mortgage securities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At February 29, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $43,170,200 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2001	$ 5,114,335

2002	12,916,149

2003	21,867,393

2004	2,738,947

2008	533,376

Additionally, net capital losses of $289,309 attributable to security transactions incurred after October 31, 1999 are treated as arising on March 1, 2000, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At February 29, 2000, there were 5,000,000,000 shares of $0.001 par value capital stock authorized. Transactions in capital stock were as follows:

Year Ended February 28 or 29	2000	1999
Shares sold	683,229	323,500
Shares issued to shareholders in payment of distributions declared	392,119	534,199
Shares redeemed	(4,246,210)	(5,297,637)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,170,862)	(4,439,938)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended February 29, 2000, were as follows:

Purchases	$78,098,615

Sales	$104,124,329

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") as of February 29, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended February 29, 2000 and February 28, 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 29, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Adjustable Rate U.S. Government Fund, Inc. as of February 29, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
April 14, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

ANNUAL REPORT

AS OF FEBRUARY 29, 2000

Federated Adjustable Rate U.S. Government Fund, Inc.

Established 1991

9TH ANNUAL REPORT

Federated
Federated Adjustable Rate U.S. Government Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314072109

G00588-01 (4/00)

APPENDIX

1. The following chart appears on page 10 of the annual report:

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color  coded  mountain  chart  is a  visual  representation  of the narrative text above it. The "x" axis reflects  computation periods from 7/25/91 to 2/29/00.  The "y" axis is measured in increments of $3,000 ranging from $0 to
$15,000 and indicates that the ending value of a hypothetical initial investment of $9,000 in the fund's shares,  assuming the  reinvestment of capital gains and dividends, would have grown to $13,245 on 2/29/00.

2. The following chart appears on page 11 of the annual report:

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color  coded  mountain  chart  is a  visual  representation  of the narrative text above it. The "x" axis reflects  computation periods from 7/25/91 to 2/29/00.  The "y" axis is measured in increments of $2,000 ranging from $0 to
$12,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and  subsequent  annual  investments of $1,000 over eight years in the fund's shares,  assuming the reinvestment of capital gains and dividends,  would have grown to $11,133 on 2/29/00.

3. The following chart appears on page 12 of the annual report:

     The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant  indicating  the  components of the  corresponding  mountain chart.  The  color  coded  mountain  chart  is a  visual  representation  of the narrative text above it. The "x" axis reflects  computation periods from 7/25/91 to 2/29/00. The "y" axis is measured in increments of $40,000 ranging from $0 to
$160,000  and  indicates  that  the  ending  value  of  a  hypothetical  initial investment  of $100,000  in the fund's  shares,  assuming  the  reinvestment  of capital gains and dividends, would have grown to $147,163 on 2/29/00.

4. The following line graph appears on page 13 of the annual report:

     The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components  of the line graph are listed  above it. The Shares of
Federated  Adjustable Rate U.S. Government Fund, Inc. are represented by a solid
line.  The  Lipper   Adjustable  Rate  Mortgage  Funds  Average   ("LARMFA")  is
represented  by  a  dotted  line,  the  Merrill  Lynch  1-Year   Treasury  Index
("ML1YRTI")  is  represented by a tight broken line and the Merrill Lynch 2-Year
Treasury Index ("ML2YRTI") is represented by a loose broken line. The line graph is a visual  representation  of a  comparison  of  change  in value of a $10,000 hypothetical  investment in the fund, the LARMFA, the ML1YRTI,  and the ML2YRTI.
The "x" axis reflects  computation periods from 7/25/91 to 2/29/00. The "y" axis reflects the cost of the  investment,  measured in increments of $2,000  ranging from  $10,000 to $18,000.  The right  margin  reflects  the ending  value of the hypothetical  investment in the fund as compared to the LARMFA, the ML1YRTI, and the  ML2YRTI.  The ending  values were  $14,718,  $14,249,  $15,505 and $16,181, respectively.  The legend above the graphic  presentation  indicates  the fund's
Average  Annual  Total  Returns for the  one-year and  five-year  periods  ended
2/29/00 and from the fund's start of performance (7/25/91) to 2/29/00. The total returns were 2.90%, 5.20% and 4.60%, respectively.